                                                                    EXHIBIT 10.1



                       FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") executed December 20, 1996 but effective as of the Effective Date, is among THE DII GROUP, INC., a Delaware corporation, formerly known as DOVatron International, Inc. ("DII"), DOVATRON INTERNATIONAL, INC., a Delaware corporation, formerly known as DOVatron, Inc., CENCORP INC., a Delaware corporation, MULTILAYER TECHNOLOGY, INC., a California corporation, and TTI TESTRON, INC., a Delaware corporation, formerly known as TTI Merger Corporation, as successor to TTI Testron, Inc., a Rhode Island corporation, by virtue of its merger with TTI Merger Corporation (collectively, "Existing Borrowers"), and Orbit Semiconductor, Inc., a Delaware corporation ("OSI"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Norwest"), THE CHASE MANHATTAN BANK, a New York state bank, as successor to The Chase Manhattan Bank, N.A., a national banking association, HARRIS TRUST AND SAVINGS BANK, an Illinois state bank, and NBD BANK, a Michigan banking corporation (together with their respective successors and permitted assigns, if any, from time to time, individually, a "Lender" and collectively, the "Lenders"), and Norwest, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. Existing Borrowers, the Lenders and the Agent are parties to the Loan Agreement, dated as of April 4, 1996 (as amended, and as it may hereafter be amended, restated or supplemented from time to time, the "Loan Agreement"), providing for a Loan from the Lenders to Existing Borrowers. Capitalized terms that are used but not defined herein have the meanings set forth in the Loan Agreement.

         B. Pursuant to a letter agreement dated June 5, 1996 (the "OSI Letter Agreement"), Existing Borrowers, the Lenders and the Agent agreed to modify the Loan Agreement, subject to satisfaction of certain conditions, if DII elected to proceed with the acquisition (the "OSI Acquisition") of OSI.
DII has now completed the OSI Acquisition, and the parties desire to enter into this Amendment to give effect to their agreement.

         C. Pursuant to a letter agreement dated November 14, 1996 (the "Paradigm Letter Agreement"), Existing Borrowers, OSI, the Lenders and the Agent agreed to modify the Loan Agreement, subject to satisfaction of certain conditions, if OSI elected to proceed with the purchase of the assets (the "Paradigm Asset Acquisition") of Paradigm Technology, Inc., a Delaware corporation ("Paradigm"). OSI has now completed the Paradigm Asset Acquisition, and the parties desire to enter into this Amendment to give effect to their agreement.

                                   AGREEMENT

         IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Existing Borrowers, OSI, the Lenders and the Agent agree as follows:

         1. Capitalized Terms. Capitalized terms that are used but not defined in this Amendment have the meanings given to them in the Loan Agreement.

         2.      Addition of OSI as Co-Borrower.

                 (a) OSI is hereafter a co-borrower with respect to the Loan, jointly and severally liable with the Existing Borrowers pursuant to the terms of the Loan Agreement, as amended by this Amendment, the Note (as made by OSI and amended concurrent herewith) and the other Loan Documents (as amended concurrent herewith). Accordingly, all references in this Amendment and the Loan Agreement to the term "Borrower" hereafter mean and refer to OSI as well as to each of the Existing Borrowers, and to the term "Borrowers" hereafter mean and refer to OSI and the Existing Borrowers, collectively.

                 (b) OSI hereby represents that there is nothing preventing OSI from entering into this Amendment or assuming all obligations of co-Borrower under the Loan Documents and co-Maker of the Notes. OSI further represents and warrants that all representations and warranties of "Borrowers" set forth in the Loan Documents are true and correct with respect to OSI as of the Effective Date as if such representations and warranties were being made by OSI.

         3.      Definitional and Other Amendments.

                 (a) The definition of the term "EBITDA" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                          "EBITDA" means earnings before interest expense,
                 income taxes, extraordinary expenses related to (a) the repayment of the Revenue Bonds, (b) the repayment of the Prior Loans, (c) the acquisition of OSI (provided that such expenses do not exceed $4,649,000.00) and (d) the Paradigm Asset Acquisition (provided that such expenses do not exceed $11,300,000.00), depreciation and amortization expense for Borrowers and their Subsidiaries, calculated on a Consolidated basis in accordance with GAAP, calculated in each case on the basis of the four Quarters immediately preceding the date of calculation.

                 (b) The definition of the term "Fixed Charge Coverage Ratio" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                          "Fixed Charge Coverage Ratio" means the ratio of
                 EBITDA (for the most recent four Quarters including the Quarter in which the determination is being made and the preceding three Quarters) to Fixed Charges.

                 (c) Section 7.2(b) of the Loan Agreement is hereby amended by deleting the words "calendar month" the first line thereof, and substituting in its place the word "Quarter" and deleting the word "monthly" in the second line thereof, and substituting in its place the word "quarterly," and deleting the word "month" in the third line thereof, and substituting in its place the word "Quarter."

                 (d) Section 7.11(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                          (b) Fixed Charge Coverage Ratio. Borrowers shall maintain a Fixed Charge Coverage Ratio not less than the ratio set forth below for the four Quarters ending with the applicable Quarter end set forth below:

                 Four-Quarter
                 Period Ending:                          Ratio
                 --------------                          -----
                 6/30/96                                 2.0 to 1
                 9/30/96                                 2.0 to 1
                 12/31/96                                2.10 to 1
                 3/31/97                                 2.20 to 1
                 6/30/97                                 2.20 to 1
                 9/30/97                                 2.20 to 1
                 12/31/97                                2.20 to 1
                 3/31/98                                 2.30 to 1

                 (e) Section 7.11(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          (e) Minimum Tangible Net Worth. Borrowers' minimum Tangible Net Worth at all times after January 1, 1997 shall be not less than (i) an amount equal to the greater of:
                 (A) $87,500,000 and (B) Borrowers' Tangible Net Worth at December 31, 1996, plus (ii) an amount equal to 50 percent of net income (but not net loss) for the period from January 1, 1997 to the date of determination, plus (iii) 75 percent of new equity proceeds (excluding the OSI Acquisition). Borrowers' minimum Tangible Net Worth at all times prior to and including December 31, 1996 shall be not less than (i) an amount equal to $46,618,000 plus (ii) an amount equal to fifty percent (50%) of net income (but not loss) for the period from December 31, 1995 to the date of determination, plus (iii) seventy-five percent (75%) of new equity proceeds.

                 (f) Sections 8.1(d) and 8.1(e) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

                          (d) during the period expiring on September 30, 1996, Indebtedness (which may include Accommodation Obligations for the benefit of Affiliates and related parties but no other Accommodation Obligations), not exceeding $14,000,000 in the aggregate outstanding at any one time (including (c) above, but excluding (a) and (b) above); and

                          (e) during the period commencing on October 1, 1996 and expiring on the date of expiration or termination of this Agreement, Indebtedness (which may include Accommodation Obligations for the benefit of Affiliates and related parties but no other Accommodation Obligations) in the aggregate outstanding at any one time (including (c) above, but excluding (a) and (b) above) not exceeding the amount set forth below at any time during such period:

                               Period                        Indebtedness
                               ------                        ------------
                 October 1, 1996-December 31, 1996           $35,000,000
                 January 1, 1997-March 31, 1997              $35,000,000
                 April 1, 1997-June 30, 1997                 $30,000,000
                 July 1, 1997-September 30, 1997             $30,000,000
                 October 1, 1997-December 31, 1997           $25,000,000
                 January 1, 1998-June 30, 1998               $25,000,000

                 (g) Section 8.2 of the Loan Agreement is hereby amended by adding a new Section 8.2(e) reading in its entirety as follows:

                          (e) liens encumbering the property described on EXHIBIT A attached to the First Amendment to Loan Agreement, dated December 20, 1996, securing the Indebtedness described on EXHIBIT A attached to such First Amendment to Loan Agreement; to the extent, but only to the extent, that such liens encumber equipment or other assets acquired with the proceeds of such Indebtedness.

                 (h) Section 8.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                         8.4     Capital Expenditures.

                                  Make or incur, directly or indirectly, any
                 capital expenditures (as such term is defined in accordance with GAAP, but excluding capital expenditures for investment in new businesses, which are the subject of the limitations in
                 Section 8.5 below), exceeding the aggregate limit set forth below for any four Quarter period (based on the Quarter in which the determination is being made and the preceding three Quarters).

                 Four-Quarter
                 Period Ending:                          Amount
                 --------------                          ------
                 6/30/96                                 $20,000,000
                 9/30/96                                 $35,000,000
                 12/31/96                                $55,000,000
                 3/31/97                                 $57,000,000
                 6/30/97                                 $57,000,000
                 9/30/97                                 $55,000,000
                 12/31/97                                $35,000,000
                 3/31/98                                 $35,000,000

         4. Exclusion from Acquisition Limitation. Lenders hereby agree that the OSI Acquisition constitutes an exception to the limitations on acquisitions contained in Section 8.5 of the Loan Agreement, such that (a) the payment of consideration exceeding $15,000,000 in connection with the OSI Acquisition shall not be deemed a violation of Section 8.5, and (b) the consideration paid for and the costs of acquiring OSI shall not be considered for purposes of determining whether Borrower has exceeded the aggregate ceiling on acquisition costs of $50,000,000 as specified in Section 8.5 of the Loan Agreement.

         5. Waiver of Merger Restriction. Lenders hereby waive the restrictions contained in Section 8.6 of the Loan Agreement regarding merger with respect to the merger of OSI into DII for the sole purpose of effecting the OSI Acquisition.

         6. Conditions Precedent. All of Lenders' obligations under this Amendment and the effectiveness of the amendments, agreements and waivers stated in Sections 2 through 5 above are conditioned upon and subject to satisfaction of all of the following conditions precedent in a manner acceptable to Agent on or before December 24, 1996:

                 (a) Borrowers' pledge to Agent, as agent for Lenders, as additional security for the Loan, of all of the assets of OSI (including all of the assets of Paradigm acquired by OSI), subject to only those liens and encumbrances listed on EXHIBIT A, which may secure only the Indebtedness listed on EXHIBIT A to the extent, but only to the extent that the subject assets were acquired using the proceeds of such Indebtedness (the "Permitted Orbit Encumbrances");

                 (b) Borrower's pledge to Agent, as Agent for Lenders, as additional security for the Loan all of the outstanding stock of OSI, subject to no liens or encumbrances.

                 (c) Borrowers' execution and delivery to Agent of the following documents, in form and substance satisfactory to Agent, to effect the pledges contemplated by paragraphs (a) and (b) above, together with such other documents as Agent may reasonably request: (1) General Security Agreement and UCC-1 financing statements, (2) Pledge Agreement, (3) original stock certificates representing 100 percent of the capital stock of OSI, together with stock powers, and (4) copy of the corporate resolutions authorizing the merger and the pledges contemplated hereby, articles of incorporation, bylaws, certificate of good standing and merger documents, certified as true, complete and correct by authorized officers of OSI and DII;

                 (d) Receipt by the Agent, as agent for the Lenders, of a copy of the Merger Agreement governing DII's acquisition of OSI.

                 (e) Execution and delivery by OSI and Existing Borrowers and their affiliates (as the case may be) of amendments to the Note and the other Loan Documents, to give effect to the amendments effected by this Amendment, and the execution and delivery by OSI, as co-maker, of the Note;

                 (f) Receipt by the Agent, as agent for the Lenders, of a copy of the agreements governing the Paradigm Asset Acquisition.

                 (g) Receipt by the Agent, as agent for the Lenders, of an opinion of counsel with respect to the loan modifications effected by this Amendment and the amendments executed concurrent herewith, the addition of OSI as a co-borrower and co-maker, and the pledges contemplated by the foregoing, which opinion must be acceptable in form and substance to Agent, in Agent's reasonable discretion;

                 (h) Borrowers shall pay all Loan Expenses incurred by the Agent and the Lenders in connection with the transactions contemplated by this Amendment; and

                 (i) As of the date of this Amendment, and as of the Effective Date, there was and is no Default or Unmatured Event of Default, except as specifically set forth in Section 4 and Section 5 above.

         7. Repayment of Existing Financing. Borrowers represent and warrant to the Lenders that, as of the execution date hereof, (i) the Indebtedness identified on EXHIBIT A is the only Indebtedness of OSI or Indebtedness of Paradigm (A) assumed by OSI or (B) secured by any assets of Paradigm acquired by OSI, and (ii) the terms and conditions of such Indebtedness are not more restrictive than the terms and conditions of the Loan and do not contain any covenants or place any obligations on Borrower that are more restrictive than the covenants and obligations set forth in the Loan Document (as amended hereby and concurrent herewith), and (iii) no term, condition or requirement governing or relating to such Indebtedness violates or conflicts with any of the terms, conditions or requirements of the Loan Agreement (as amended hereby) and the other Loan Documents (as amended concurrent herewith).

         8. Further Assurances. Borrowers shall execute all documents and instruments and take all actions, and shall use its best efforts to cause any other party (including without limitation, Paradigm), to execute all documents and instruments and take all actions as the Agent may reasonably require to effect the transactions contemplated by this Amendment. Without limiting the generality of the foregoing, within sixty days of the date hereof, Borrowers shall provide to the Agent original stock certificates in the name of TTI TesTron, a Delaware corporation (formerly known as TTI Merger Corporation, a Delaware corporation), and Orbit Semiconductor, Inc. (formerly known as Orbit Merger, Inc.), to replace the existing stock certificates currently held by the Agent in the name of TTI Merger Corporation and DII Merger, Inc., respectively and execute all documents required by Agent in connection therewith.

         9.      Representations and Warranties.

                 (a) Borrowers hereby certify to the Lenders that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrowers' representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects, and no Event of Default or Unmatured Event of Default has occurred under any Loan Document (as amended concurrent herewith). Without limiting the generality of the foregoing, Borrowers represent and warrant to the Lenders that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrowers, that each person executing this Amendment on behalf of Borrowers is duly authorized to do so, and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrowers.

                 (b) Each of the Borrowers, on their own behalf and on behalf of OSI, represent and warrant that (i) there are no effective financing statements of record (A) against any assets of Orbit (including the assets acquired from Paradigm) other than the assets described in Exhibit A attached hereto or (B) securing any Indebtedness of Orbit (including Indebtedness of Paradigm acquired by Orbit) other than the Indebtedness described in Exhibit A attached hereto.

         10.     Loan Documents.

                 (a) The Lenders, the Agent, and Borrowers agree that all of the Loan Documents shall be amended to reflect the amendments set forth herein.

                 (b) All references in any document to the Loan Agreement hereafter refer to the Loan Agreement as amended pursuant to this Amendment.

                 (c) All references in the Loan Agreement to the Loan Documents, or any particular Loan Document, hereby refer to such Loan Documents as amended pursuant to the amendments executed concurrent herewith.

         11. Continuation of the Loan Agreement Except as specified in this Amendment, the provisions of the Loan Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement, the terms of this Amendment control.

         12.     Miscellaneous.

                 (a) This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

                 (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                 (c) This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

                 (d) Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

                 (e) This Amendment constitutes the entire agreement between Borrowers, the Agent, and the Lenders concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrowers, the Agent and the Lenders and designated as an amendment or modification of the Loan Agreement.

                 (f) If any provision of this Amendment is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

                 (g) The section headings herein are for convenience only and shall not affect the construction hereof.

                 (h) Execution of this Amendment is not intended to and shall not constitute a waiver by the Lenders of any Event of Default or Unmatured Event of Default, except as expressly contemplated by Sections 4 and 5 (subject to the conditions precedent stated in Section 6).

                 (i) This Agreement is effective as of the Effective Date. Effective Date as used here means August 22, 1996, which is the date that The DII Group, Inc. completed the acquisition of Orbit Semiconductor, Inc. ("Orbit"); except that with respect to any matters relating to the acquisition of the assets of Paradigm Technology, Inc. ("Paradigm") by Orbit (including, but without limitation, the pledge by Orbit of all of the assets of Paradigm acquired by Orbit), Effective Date shall mean November 18, 1996, which is the date Orbit acquired the assets of Paradigm.

         EXECUTED as of the date first set forth above.

LENDERS:                          NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                                  By:
                                     ------------------------------------------
                                      David S. Mazar
                                      Vice President

                                  THE CHASE MANHATTAN BANK, a New York state
                                      bank, as successor to The Chase Manhattan
                                      Bank, N.A., a national banking association


                                  By:
                                     -----------------------------------------
                                      Michael Brunner
                                      Vice President

                                  HARRIS TRUST AND SAVINGS BANK, an Illinois
                                      state bank


                                  By:
                                     -----------------------------------------
                                      James H. Colley
                                      Vice President

                                  NBD BANK, a Michigan banking corporation


                                  By:

                                     -----------------------------------------
                                      Timothy O'Neil
                                      Vice President

         AGENT: NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association


                                  By:
                                     -----------------------------------------
                                      David S. Mazar
                                      Vice President


BORROWERS:

THE DII GROUP, INC. (formerly known as
DOVatron International, Inc.), a
Delaware corporation


By:
   ------------------------------------
    Carl R. Vertuca Jr.
    Senior Vice President and
    Chief Financial Officer


DOVATRON INTERNATIONAL, INC.,
(formerly known as DOVatron, Inc.),
a Delaware corporation

By:
   ------------------------------------
    Carl R. Vertuca Jr.
    Senior Vice President and
    Chief Financial Officer


CENCORP INC., a Delaware corporation


By:
   ------------------------------------
    Carl R. Vertuca Jr.
    Senior Vice President and
    Chief Financial Officer


MULTILAYER TECHNOLOGY, INC., a
California corporation


By:
   ------------------------------------
    Carl R. Vertuca Jr.
    Senior Vice President and
    Chief Financial Officer

TTI TESTRON, INC., (formerly known as
TTI Merger Corporation), a Delaware corporation, as successor to TTI TesTron, Inc., a Rhode Island corporation



By:
   ------------------------------------
    Name:
         ------------------------------
    Title:
          -----------------------------

ORBIT SEMICONDUCTOR, INC.,
a Delaware corporation (formerly known as DII Merger, Inc.

By:
   ------------------------------------
    Name:
         ------------------------------
    Title:
          -----------------------------

                                   EXHIBIT A

Attached to and forming a part of the First Amendment to Loan Agreement, dated December __, 1996, among The DII Group, Inc.; DOVatron International, Inc.; CENCORP Inc.; Multilayer Technology, Inc.; TTI TesTron, Inc.; Orbit Semiconductor, Inc.; Norwest Bank Colorado, National Association; The Chase Manhattan Bank; Harris Trust and Savings Bank; and NBD Bank


                                (See Attached)